EXHIBIT 99.1

Simulations Plus, Inc.(AMEX:SLP)Corporate Overview July 5, 2007

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.

Two Companies •Simulations Plus, Inc. (AMEX:SLP)-Founded 1996 out of Words+, Inc. -global business-IPO June 1997 -no further financing to date-Software for pharmaceutical research and development-Consulting studies for pharmaceutical and drug delivery companies-FutureLab simulations for middle-and high-school science classes•Words+, Inc. -wholly owned subsidiary-Founded 1981 -global business-Assistive technology products for disabled-Produced augmentative communication system used by Professor Sir Stephen Hawking ("A Brief History of Time") - Technology leader for 25 years - Abbreviate! software for retail market (small)

Simulations Plus, Inc. Simulation and modeling software for pharmaceutical research-ADMET Predictor™/ADMET Modeler™-ClassPharmer™-DDDPlus™-GastroPlus™Consulting services to the pharmaceutical industry

ADMET PredictorTM Predicts numerous properties of molecules from just their structures, including physicochemical properties and several toxicities•Ranked #1 in accuracy in two independent studies for predicting solubility and logP•Again ranked #1 for logP predictions in German study in January 2007•Strategy going forward:-Expand number of predictions (Salmonella mutagenicity to be released) - SBIR grant ($100K) to improve descriptors used in models - will improve almost all - New release in the coming weeks

ADMET ModelerTM •Integrated with ADMET Predictor -provides complete modeling/prediction capability -used to •Speedand model qualityunsurpassed -contract studies have shown ability to find useful models from user data (including activity) when others have failed•Strategy going forward:-Keep up with state-of-the-art in machine learning methods-Further improve user interface and convenience features - May develop stand-alone product for general modeling use

ClassPharmerTM •Merge of two products acquired in 2005 -New product is dramatically faster, more flexible, and can process much larger chemical libraries•Can help chemists identify what it is about molecular structuresthat cause good or bad properties -finds “maximum common substructures” in classes -proprietary algorithms•Strategy going forward:-R-Table Exploder released during 3rdquarter -new capabilities for chemical reactions -Tighter integration with ADMET Predictor -each promotes sales of the other-New release in the coming weeks

DDDPlusTM •Sales continue to come in -industry is learning how to use this unique tool•Strategy going forward:-Continue aggressive marketing and sales activities•Educate formulation scientists on how to use simulation in theirwork•Emphasize compatibility with GastroPlus for formulation studies-Hold further major developments in favor of other development activities

GastroPlusTM •The industry’s Gold Standard -most advanced and widely used simulation of oral absorption/pharmacokinetics/pharmacodynamics•Strategy going forward:-Ongoing effort to push the state-of-the-art in PBPK modeling is producing excellent results-New features added, including the ability to call ADMET Predictor directly-New release in the coming weeks-Continue extending product capabilities:•Drug-drug interaction•Metabolite tracking

Consulting Contracts •Growing part of business -Simulation studies •Troubleshooting problem compounds •Virtual bioequivalence trials •Design of new oral dosage formulations -Structure-property modeling •Generates leads for software licenses •Identifies unmet needs for software improvements •Increases our knowledge base and expertise -Exposure to unusual compound behaviors •Builds rapport and confidence not only with customers’ scientists, but also with their management

Core Capabilities and Strengths -Growing team of exceptional scientists and engineers•Chemistry, biochemistry, molecular biology•Chemical engineering, biomedical engineering•Computer science•Augmentative communication (Words+ subsidiary)-Recognized world-class expertise in oral drug delivery, pharmacokinetics, pharmacodynamics-Large scale system simulations-Applied numerical simulation/optimization methods to multidimensional nonlinear problems-High quality, rapid structure-property modeling-Marketing and salesto a highly technical global market-Strong relationships with pharmaceutical scientists in industry,government, and academia

 Some of Our International Pharma Customers

Selected Income Statement Data(in millions except per share data) 3Q Ended 5/31/07 3Q Ended 5/31/06 2Q Ended 2/28/07 2Q Ended 2/28/06 1Q Ended 11/30/06 1Q Ended 11/30/05 4Q Ended 8/31/06 4Q Ended 8/31/05 Revenues $2.631 $1.788 $2.534 $1.482 $1.456 $0.819 $1.766 $1.230 Cost of Sales 0.551 0.4330.5570.3870.4410.3320.4520.387 Gross Profit 2.080 1.3551.9771.0951.0150.4871.3140.843 SG&A 0.885 0.7960.9360.6880.7570.6290.860.612 R&D 0.227 0.1190.2160.120.1840.0970.110.146 NIBT 1.003 0.460.8560.30.094-0.240.370.094 Tax Benefit (Provision) -0.221-0.074-0.188-0.051-0.0210.042-0.13-0.036 Net Earnings 0.782 0.3860.6680.2480.073-0.1990.2490.008 Net Earnings Per Fully Diluted Share 0.09 0.050.070.030.01-0.030.030.00 Shareholders’ Equity 7.682 5.4016.6074.9965.7544.6665.6694.862 Weighted Basic Shares O/S 7.718 7.3927.527.3427.4457.2997.3627.221 Weighted Diluted Shares O/S 9.282 8.2269.0158.188.5497.2998.1447.961

 Guidance •We are increasing our revenues estimate for the fiscal year to an increase of at least $2.9 million over last fiscal year •Although we have always managed to exceed our estimates in the past, there is no guarantee that we will meet this estimate!

Balance Sheet (in millions) As of May 31, 2007ASSETSLIABILITIESCash & cash equivalents $ 3.038Accounts payable$ 0.089Accounts receivable 2.864Accrued expenses0.711Other current assets0.590Current portion deferred revenue0.073TOTAL CURRENT ASSETS6.492Other current liabilities-TOTAL CURRENT LIAB.0.873Capitalized software development, net 1.447Long Term deferred revenue0.063Deferred tax asset0.481TOTAL LIABILITIES0.936Other Long-Term assets 0.198Common stock, $0.001 par value0.004Additional paid-in capital5.764Accumulated retained earnings1.914TOTAL shareholders’ equity7.682TOTAL ASSETS$ 8.618TOTAL LIABILITIES & EQUITY$ 8.618

Revenue History



Revenue
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
$
98
99
00
01
02
03
04
05
06
07
(9M)
Fiscal Year
Words+
Simulations Plus
Consolidated

simulationsplus, inc.

Strategic Considerations •Aggressive marketing and sales activities have paid off, and will continue •Cash position continues to improve -we want to use it to acquire, to continue to hire selected staff, and for possible outsourcing of specific activities to augment internal efforts • Ongoing hunt, active discussions underway for both pharmaceutical and Words+ businesses•Cannot comment further at this time •Stock split and Nasdaqlisting under consideration

Management & Directors •Walter S. Woltosz , M.S., M.A.S., Chairman & CEO •Momoko A. Beran, B.S., M.B.A., CPA qualified, CFO •Ronald Creeley, B.S., Vice President, Marketing & Sales •Michael B. Bolger, Ph.D., Chief Scientist •Jeffrey A. Dahlen, B.E.E., President, Words+, Inc. •Board of directors: -David Z. D’Argenio, Ph.D., Director •Professor and Chairman, Biomedical Engineering, USC -Richard R. Weiss, Ph.D., Director •Formerly, Deputy Director, Launch Systems, U.S. Department of Defense •Formerly, Director, Propulsion, USAF Philips Laboratory -Virginia E. Woltosz, B.S., M.B.A., Director and Secretary •Co-founder, Words+, Inc.

Investment Highlights•Emerging, high-growth market•Proprietary multi-platform software•Recurring revenue business model•Fast-growing and profitable•Debt-free•Excellent cash position•World class scientific team•Experienced management team and board